                                                                 EXHIBIT 21

                         CAREY INTERNATIONAL, INC.

                               SUBSIDIARIES

                                STATE
                          (OR JURISDICTION)
                          OF INCORPORATION
NAME OF SUBSIDIARY        (OR ORGANIZATION)                D/B/A NAME(S)
------------------        -----------------                -------------
Boston Cars, Inc. ......      Delaware
                                            Custom Transportation Services International
                                                     Carey Limousine of Boston
Carey Licensing, Inc. ..      Delaware
Carey Limousine
 Corporation ...........      Delaware              Carey Limousine Philadelphia
Carey Limousine D.C.,
 Inc. ..................      Delaware
Carey Limousine Florida,
 Inc. ..................      Delaware
Carey Limousine Indiana,
 Inc. ..................      Delaware
Carey Limousine L.A.,
 Inc. ..................      Delaware              Carey Limousine Los Angeles
                                                     Carey Limousine Huntington
                                                    Carey Commonwealth Limousine
                                                             Carey LSC
Carey Limousine NY, Inc.
 .......................      Delaware
Carey Limousine S.F.,
 Inc. ..................      Delaware             Carey Limousine San Francisco
                                                       Carey Squire Limousine
Carey Services, Inc. ...      Delaware
Camelot Barthropp
 Limited................   United Kingdom                     Carey UK
                                                           Carey Camelot
                                                                TWW
                                                           Carey Camelot
                                                          Chauffeur Drive
International Limousine
 Network Ltd. ..........      New York
Manhattan International
Limousine Network Ltd.
 .......................      New York
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